UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

Barings Capital Investment Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-01348	85-0654007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	N/A	N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 25, 2022, Barings Capital Investment Corporation (“BCIC”) entered into Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement (“Amendment No. 2”), dated as of April 25, 2022, which amends the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 30, 2021 (as amended to date, including by Amendment No. 2, the “Credit Agreement”), among BCIC, as borrower, ING Capital LLC, as administrative agent, the lenders party thereto and, solely with respect to Section 2.9 of Amendment No. 2, the subsidiary guarantors party thereto.

Under Amendment No. 2, among other changes, total commitments from lenders under the revolving credit facility governed by the Credit Agreement (the “ING Credit Facility”) increased to $625,000,000 from $500,000,000, and the accordion feature under the Credit Agreement increased such that BCIC has the right to request an increase in aggregate commitments under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments up to a total of $800,000,000, subject to certain conditions and the satisfaction of specified financial covenants. Amendment No. 2 also replaced the LIBOR benchmark provisions under the ING Credit Facility with SOFR benchmark provisions. Amendment No. 2 made no other material amendments to the ING Credit Facility.

The description above is only a summary of the material provisions of Amendment No. 2 and is qualified in its entirety by reference to the copy of Amendment No. 2 which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in this Current Report on Form 8-K set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
10.1*
Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, by and among BCIC, ING Capital LLC, as administrative agent, the lenders party thereto and, solely with respect to Section 2.9 of Amendment No. 2, the subsidiary guarantors party thereto, dated April 25, 2022.

*_Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Capital Investment Corporation

Date: April 29, 2022	By:	/s/ Jonathan Bock
Jonathan Bock Chief Financial Officer